UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 12, 2006
Date of Report

May 12, 2006
(Date of Earliest Event Reported)

SOLAR ENERTECH CORP.
(FORMERLY SAFER RESIDENCE CORPORATION)
(Exact name of Registrant as Specified in its Charter)

1600 Adams Drive
Menlo Park, CA 94025
(Address of Principal Executive Offices)

Tel: (650) 688-5800
(Registrant's Telephone Number)

Safer Residence Corporation
Unit #64044 – 528B Clarke Road Coquitlam, British Columbia
Canada V3J 7V6
(Former Name and Address)

Nevada	333-120926	98-0434357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has entered into a final agreement for factory lease facilities in Shanghai, China with Shanghai Jin Qiao Technology Park, Ltd. (the “Lease Agreement”).

The Lease Agreement is in Mandarin and is written in Mandarin characters, not in English.

The terms of the Lease Agreement are summarized in an exhibit attached hereto.

The terms of the Lease Agreement provide for the formal lease of a building area of 4,236.47 square metres of general-purpose factory space having an address at lot No. 2 (T52-2) No. 1201, Chaunqiao Road) in Plot 52 of the Jinqiao Export Processing District, Shanghai.

Rent for the factory lot is to be a total of RMB 135,302.26 per month (being approximately US$16,912.78 at an exchange rate of 8 RMB per US Dollar) payable every three months of the Lease Agreement’s three year term.

The Company has occupied the space for some time but had not entered into a definitive lease agreement until now.

The factory lease facilities secured by the Lease Agreement will, it is hoped, be used to as a manufacturing facility for production of Solar cells. There can be no assurance given that the Company will be succeed in commencing production of Solar cells from this facility or that the Company will have sufficient working capital, access to raw materials, inventory, machinery or equipment to fully develop the factory lease facilities.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – [RESERVED]

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Not Applicable

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

Exhibit 4.1	Summary of Lease Agreement between the Company and Shanghai Jin Qiao Technology Park Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERTECH CORP.
(Formerly Safer Residence Corporation)

“Leo Young”
By: /s/ Leo Young
President and Director

Dated: May 12, 2006